Focused right on cardiac surgery. Nasdaq: ATSI

Safe-Harbor THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO NUMEROUS RISKS AND UNCERTAINTIES. SEE OUR SECURITIES AND EXCHANGE COMMISSION FILINGS FOR A DESCRIPTION OF MANY OF THE RISKS AND UNCERTAINTIES. THIS PRESENTATION HAS BEEN PREPARED SOLELY BY US AND IS SOLELY OUR RESPONSIBILITY. THIS PRESENTATION DOES NOT PURPORT TO BE COMPREHENSIVE OR TO CONTAIN ALL THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING AN INVESTMENT IN OUR SHARES. YOU SHOULD NOT CONSTRUE THE CONTENTS OF THIS PRESENTATION AS INVESTMENT, TAX OR LEGAL ADVICE. YOU MUST CONDUCT YOUR OWN EVALUATION OF US AND THE TERMS OF THE OFFERING. THE PLACEMENT AGENT, PIPER JAFFRAY, SPECIFICALLY DISCLAIMS ANY RESPONSIBILITY FOR THE CONTENT OF THIS PRESENTATION AND MAKES NO REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE REGARDING THE INFORMATION CONTAINED HEREIN. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY OF OUR SHARES IN ANY STATE OR OTHER JURISDICTION OR TO ANY PERSON IF SUCH AN OFFER OR SOLICITATION IS UNLAWFUL OR UNAUTHORIZED.

MISSION Dedicated to creating a leading cardiac surgery platform by continuously "ADVANCING THE STANDARD" through collaboration with customers to provide superior products that improve quality of life for patients.

ATS MEDICAL OVERVIEW Established in September 1990 Headquartered in Minneapolis, MN NASDAQ traded company (ATSI) Market Mechanical Heart Valves May 1992: First Human Implant October 1994: U.S. Patent Issued October 2000: FDA Approval Today: 100,000+ valves implanted Core Mission & Objective Create a diversified cardiac surgery focused company Initial focus to establish the ATS Open Pivot(r) heart valve as the standard of care for patients requiring a mechanical heart valve Opportunistically add new products through distribution and acquisition The ATS Open Pivot(r) Heart Valve

ATS VALUE DRIVERS Public cardiac surgery pure-play Cardiac surgery platform with significant expansion potential Cardiac tissue ablation (Cryo, AF, etc) Blood collection and filtration Minimally invasive surgery (Percutaneous, etc) Heart valve repair Tissue valves? Tissue adhesives? CPB, Other? Strong growth within existing market Net market share taker in mechanical valves Differentiated technology with strong patent position Significant financial leverage via lower COGS Proven management team!

CARDIAC SURGERY BY MARKET SEGMENT Blood transfusion MICS CPB Surgical AF VAD TMR Other THV Allografts Repair MHV Heart Valve Therapy 600 75 115 400 Other Cardiac Surgery 150 350 600 75 150 25 100 1H 2005 Core business 1992 1H 2007 Q4 2005 Q1 2006 Q3 2005 $2.5+ Billion Market: Significant expansion opportunities!

ATS MARKET OPPORTUNITY GROWTH Oct '02 2005 2006 Mechanical heart valves 350 406 410 Surgical ablation 61 85 Autotransfusion 0 150 Allografts 75 85 MIS & robotic tools 80 100 Mitral valve repair 115 CryoCath surgical system and probes PARSUS blood filtration system Regen Tech: human cardiac tissue Genesee Biomedical collaboration Current product offering TBD

NEW MANAGEMENT EXECUTION 10.07.02 - New Management Mike Dale appointed President and CEO

THE ATS OPEN PIVOT(r) HEART VALVE THE ATS OPEN PIVOT(r) HEART VALVE Clinical experience 100,000+ Implants 13 Yr clinical record 42 publications Proven performance Zero structural failures! 30% lower risk of stroke 50% less anticoagulation required Quiet function

WORLDWIDE MARKET SHARE GROWTH Source: Piper Jaffray Equity Research Other ATS East 87 13 Other ATS East 99.2 0.8 30% CAGR Growth! October 2002 June 2005

'BEST OF CLASS' DISTRIBUTION Experienced cardiac surgery sales and marketing 40+ Dedicated headcount in US Direct and agent based 28+ Dedicated headcount OUS Direct sales and management 65+ Exclusive distributors OUS Proven competitiveness Additional OUS 'go-direct' distribution opportunities

New Business Development 'Mission Fulfillment' Call point leverage Relationship enhancement Revenue diversification Cost structure leverage

SUMMARY OF RECENT BUSINESS DEVELOPMENT ACTIVITY

INVESTMENTS

- **PARSUS**
  - April 2004: Agreement signed
    - Real-time blood collection, filtration and transfusion device
- **CryoCath**
  - November 2004: Agency agreement signed
    - Cryo ablation of heart tissue
- **Genesee Biomedical**
  - June 2005: Agreement signed
    - Support ring for mitral valve repair
    - Sell in U.S. market in January 2006
- **Regeneration Technologies**
  - June 2005: Marketing services agreement signed
    - Allografts: human cardiovascular tissue (valves and veins)

EXECUTION

- **Selling timetable**
  - January – March 2005: CryoCath worldwide launch
  - July 2005: Regeneration Tech agreement U.S. launch
  - September 2005: MICS Thoracic Port Launch
  - January 2006: Genesee Biomedical mitral valve repair launch
  - June – September 2007: PARSUS worldwide launch

ATS MEDICAL

13

CRYOCATH: SURGICAL AF OPPORTUNITY Mitral Aortic CABG Potential US Market: $150 - $200 Million 57,215 Concomitant Procedures 23,400 30,240 3,575 LEFT ATRIAL ABLATION

CRYOCATH: THE SURGICAL SYSTEM Clinical Indication Single- use probes for freezing tissue to -160oC in seconds Probes are malleable to conform to anatomy ATS Business Model US: Agent OUS: Distributor SurgiFrost 10 SurgiFrost 6 FrostByte

REGENERATION TECH: ALLOGRAFT MARKET OPPORTUNITY Products Heart valve tissue Vein grafts 2004 Revenue $7.5 million @ 25% Yr Market Drivers Donor recovery Safety & quality Distribution network Market Opportunity ATS distribution RTI Quality and R&D GTP compliant FDA audited AATB certified CRY 12.2 ARC 0.312 RTI_CV 4.1 LifeNet 9 NWTC 0.83 $75 Million Market Heart valves- $40 mil Grafts & patches- $35 mil

GENESSEE BIOMEDICAL: MITRAL REPAIR OPPORTUNITY Source: Piper Jaffray Equity Research Products Support rings for repair of mitral and tricuspid valves Market Highlights 15%+ annual growth Fastest growing segment Low technology barriers Market Opportunity ATS distribution Q1 2006 market launch Call point leverage AF procedure synergy $102 Million Repair Market 15% CAGR MHV THV REPAIR OUS 161490 147502 56767 All Heart Valve Procedures 355,130 units (5-7% Growth)

PARSUS(tm): BLOOD FILTRATION WITH ULTRASOUND PARSUS(tm): BLOOD FILTRATION WITH ULTRASOUND Blood loss during surgery Blood bank issues Cross contamination danger from transfusions Availability & cost Current Centrifuge methods Low efficacy ~50% emboli removal Slow- not real-time High tech support req. High blood cell trauma Clinical Opportunity Improve emboli removal Speed and ease of use Clinical Challenge Lipid micro emboli in Brain

PARSUS(tm): BLOOD FILTRATION WITH ULTRASOUND Benefits vs. Centrifuge Ultrasound provides ultra high quality filtration of emboli from blood Fast, easy to use, real-time 94% + efficacy! Atraumatic to blood cells Centrifuge PARSUS(tm) Technology Solution

PARSUS(tm): SYSTEM OVERVIEW PARSUS(tm): SYSTEM OVERVIEW $150 Million Market One disposable set sold per cardiac surgery procedure

Financial Summary

HIGHLIGHTS Q2 Performance Quarterly sales of $9.3 million, up 23% US sales of $3.3 million, up 32% OUS sales of $6.1 million, up 19% Growing revenue diversification New product revenue equaled 6% 42% Gross margin vs. 28% Flat operating costs, $6.9 million Other considerations Solid Balance Sheet $6.0 million in cash $20+ million in paid-for inventories $6 million in borrowing capacity Net Operating Loss Approximately $70 Million Estimated cash value of $25 Million @ current tax rate

REVENUE HISTORY AND PROJECTIONS 2001 2002 2003 2004 2005 15.1 13.3 18.5 28 33.6 3% (12%) Revenue Growth 39% 52% 20-25%

PATH TO PROFITABILITY Mechanical Valve Market Share Capture 20%+ revenue growth Distribution expansion & development Marketing plan execution Lower Cost of Goods $1150 to $550 by end 2006 Move to self manufactured carbon components New Business Development Distribution leverage Surgical arrhythmia ablation Allograft tissue services Surgical tools Blood auto-transfusion

COST OF GOODS Current COGS per Valve 2006 COGS per Valve: Beginning 1st Qtr Fixed & Variable 1150 550 ~16k units remain of paid for inventory 52% Decrease

GROSS MARGIN PROFITABILITY PROJECTIONS 2004 2005 2006 Gross Profit 0.31 0.35 0.67 Operating Costs 0.67 0.63 0.51

EXECUTIVE TEAM Michael Dale, President & CEO Edwards Laboratories, St. Jude Medical, Cyberonics, & Endocardial Solutions Richard Curtis, VP of Mktg & Bus. Dev. Pharmacia Deltec, St. Jude Medical, Hill-Rom & Cardinal Health Marc Sportsman, VP of Sales Shiley, Inc. & St. Jude Medical Jack Judd, Chief Financial Officer American Medical Systems & Apogee Enterprises

ATS VALUE DRIVERS Public cardiac surgery pure-play Cardiac surgery platform with significant expansion potential Cardiac tissue ablation (Cryo, AF, etc) Blood collection and filtration Minimally invasive surgery (Percutaneous, etc) Heart valve repair Tissue valves? Tissue adhesives? CPB, Other? Strong growth within existing market Net market share taker in mechanical valves Differentiated technology with strong patent position Significant financial leverage via lower COGS Proven management team!

THANK YOU

Cream and blood mixture Outflow Outflow Outflow Inflow 350 mm channel BLOOD FILTRATION WITH ULTRASOUND (PARSUS)